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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 1, 1996
                                                 -------------------------------



                                ZALE CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                            0-21526                  75-0675400
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(State or other                     (Commission              (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)



901 W. Walnut Hill Lane, Irving, Texas             75038-1003
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(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code (214) 580-4000
                                                   -----------------------------



                                 Not Applicable
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(Former name or former address, if changed since last report.)
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Item 5.  Other Events.

     On June 28, 1996, Zale Corporation (the "Company") announced that Thomas
E. Whiddon, Senior Vice President and Chief Financial Officer, resigned to accept a position as an Executive Vice President of Lowe's Companies, Inc. of North Wilkesboro, North Carolina. Mr. Whiddon's areas of responsibility at Zale will continue to report to Merrill J. Wertheimer, Executive Vice President, Finance and Administration, who will re-assume the title of Chief Financial Officer.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         99 Press Release of the Company dated June 28, 1996, regarding the resignation of the Company's Senior Vice President and Chief Financial Officer.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           ZALE CORPORATION
                                           Registrant


                                           By:  /s/ Alan P. Shor
                                                ------------------------------
                                                Alan P. Shor
                                                Senior Vice President, General
                                                Counsel and Secretary

Date:  June 28, 1996
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                                 EXHIBIT INDEX

Exhibit
Number         Description
- ------         -----------

99. Press Release of Zale Corporation (the "Company") dated June 28, 1996, regarding the resignation of the Company's Senior Vice President and Chief Financial Officer.